UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2007

LAWSON SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51942

Delaware	20-3469219
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

380 St. Peter Street, St. Paul, Minnesota	55102-1302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 767-7000

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Effective April 27, 2007, Lawson International AB, a subsidiary of Lawson Software, Inc. (“Lawson”), entered into a two-year nonexclusive reseller agreement with Symphony Service Corp. (India) Pvt Ltd (“Symphony Services”) for the territory of India (the “Non-Exclusive India Reseller Agreement”).  Under the Non-Exclusive India Reseller Agreement, Symphony Services may distribute, sublicense and service products of Lawson and its subsidiaries to customers of Symphony Services in India, in consideration of payment of the applicable reseller fees to Lawson.  The Non-Exclusive India Reseller Agreement supersedes and replaces an exclusive reseller agreement for India that was signed in 1998 between Intentia International AB and Intentia South Asia Pct. Ltd. India (“Intentia India”), and assigned by Intentia India to Symphony Services in March 2005.  The Non-Exclusive India Reseller Agreement does not amend the Master Offshoring Agreement dated May 5, 2005 between Symphony Service Corporation and Intentia International AB (now known as Lawson International AB), which is included as Exhibit 10.36 to the Annual Report on Form 10-K for Lawson Software, Inc. for the fiscal year ended May 31, 2006.

Romesh Wadhwani is a member of the Board of Directors of Lawson and is principal stockholder of Symphony Services and Lawson (indirectly through other companies affiliated with Symphony Services and separately disclosed under Schedule 13D/G).  The Non-Exclusive India Reseller Agreement is based on the standard form of non-exclusive reseller agreement used by Lawson with non-affiliated resellers.  The Non-Exclusive India Reseller Agreement was approved by management of Lawson, the Audit Committee, and by the Board of Directors of Lawson (with Mr. Wadhwani abstaining), because it was determined that the new agreement (i) eliminated exclusivity and is for a shorter term than the former agreement, (ii) reflects Lawson’s current standard terms for non-affiliated resellers and (iii) does not represent a conflict of interest.  Lawson believes that the terms of the Non-Exclusive India Reseller Agreement are no less favorable to Lawson than the terms of other reseller agreements entered into by Lawson with unaffiliated resellers.

The Non-Exclusive India Reseller Agreement is included as Exhibit 10.1 to this Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1         Non-Exclusive India Reseller Agreement, dated April 27, 2007, between Lawson International AB and Symphony Service Corp. (India) Pvt Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lawson Software, Inc.

Date: May 3, 2007	By:	/s/ STEFAN B. SCHULZ

Stefan B. Schulz
Senior Vice President and Global Controller
(Principal Accounting Officer)

Exhibit Index

10.1         Non-Exclusive India Reseller Agreement, dated April 27, 2007, between Lawson International AB and Symphony Service Corp. (India) Pvt Ltd.